EXHIBIT 99.2

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)___

                              --------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

    A NATIONAL BANKING ASSOCIATION                              36-0899825
                                                            (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS                     60670-0126
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                          CHICAGO, ILLINOIS 60670-0286
             ATTN: LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                             --------------------

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 1999-1
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                            PENDING
(STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

C/O BANKERS TRUST (DELAWARE), AS OWNER TRUSTEE
1011 CENTRE ROAD
SUITE 200
WILMINGTON, DELAWARE                                            19805
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



         CAPITAL AUTO RECEIVABLES ASSET TRUST 1999-1 ASSET BACKED NOTES
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING
          INFORMATION AS TO THE TRUSTEE:

          (A)      NAME AND ADDRESS OF EACH EXAMINING OR
                  SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of Currency,  Washington,  D.C.;  Federal  Deposit
                  Insurance   Corporation,   Washington,   D.C.;  The  Board  of
                  Governors of the Federal Reserve System, Washington D.C..

          (B)     WHETHER IT IS AUTHORIZED TO EXERCISE
                  CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4. A copy of the existing by-laws of the trustee.*

                  5.  Not Applicable.

                  6. The consent of the trustee required by Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.  Not Applicable.

                  9.  Not Applicable.


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 10th day of March, 1999.


                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    TRUSTEE

                                    BY _____________________________________
                                               STEVEN M. WAGNER
                                             FIRST VICE PRESIDENT





* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF U S WEST CAPITAL FUNDING, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 6, 1998 (REGISTRATION NO. 333-51907-01).

                                                                       EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                               March 10, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In  connection  with the  qualification  of an  indenture  between  Capital Auto
Receivables Asset Trust 1999-1 and The First National Bank of Chicago, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                    Very truly yours,

                                    THE FIRST NATIONAL BANK OF CHICAGO



                                    BY: ____________________________________
                                                 STEVEN M. WAGNER
                                               FIRST VICE PRESIDENT

                                                                       EXHIBIT 7

Legal Title of Bank:     The First National Bank of Chicago Call Date: 12/31/98
                         ST-BK:  17-1630 FFIEC 031
Address:                 One First National Plaza, Ste 0460            Page RC-1
City, State  Zip:        Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8
                         ---------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.


SCHEDULE RC--BALANCE SHEET


                                                                                              DOLLAR AMOUNTS IN THOUSANDS C400
                                                                                                                          ----

ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):                                                                                 RCFD
                                                                                           ----
    a. Noninterest-bearing balances and currency and coin(1)...................            0081            5,585,982           1.a
    b. Interest-bearing balances(2)............................................            0071            4,623,842           1.b
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)...............            1754               0                2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)............            1773           11,181,405           2.b
3.  Federal funds sold and securities purchased under agreements to
    resell ....................................................................            1350            9,853,544           3.
4.  Loans and lease financing receivables:                                                 RCFD
    a. Loans and leases, net of unearned income (from Schedule                             ----
       RC-C)...................................................................            2122           31,155,998           4.a
    b. LESS: Allowance for loan and lease losses...............................            3123              411,963           4.b
    c. LESS: Allocated transfer risk reserve...................................            3128                3,884           4.c
    d. Loans and leases, net of unearned income, allowance, and                            RCFD
                                                                                           ----
       reserve (item 4.a minus 4.b and 4.c)....................................            2125           30,740,151           4.d
5.  Trading assets (from Schedule RD-D)........................................            3545            7,635,778           5.
6.  Premises and fixed assets (including capitalized leases)...................            2145              739,925           6.
7.  Other real estate owned (from Schedule RC-M)...............................            2150                4,827           7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M).............................................            2130              202,359           8.
9.  Customers' liability to this bank on acceptances outstanding ..............            2155              269,516           9.
10. Intangible assets (from Schedule RC-M).....................................            2143              291,665          10.
11. Other assets (from Schedule RC-F)..........................................            2160            3,071,912          11.
12. Total assets (sum of items 1 through 11)...................................            2170           74,200,906          12.


----------

(1)  Includes  cash items in process of  collection  and  unposted  debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:     The First National Bank of Chicago Call Date:  12/31/98
                         ST-BK:  17-1630 FFIEC 031
Address:                 One First National Plaza, Ste 0460            Page RC-2
City, State  Zip:        Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8



SCHEDULE RC-CONTINUED
                                                                                                DOLLAR AMOUNTS IN THOUSANDS


LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                               RCON
                                                                                           ----
       from Schedule RC-E, part 1).............................................            2200           22,524,140          13.a
       (1) Noninterest-bearing(1)..............................................            6631           10,141,937          13.a1
       (2) Interest-bearing....................................................            6636           12,382,203          13.a2

    b. In foreign offices, Edge and Agreement subsidiaries, and                            RCFN
                                                                                           ----
       IBFs (from Schedule RC-E, part II)......................................            2200           19,691,237          13.b
       (1) Noninterest bearing.................................................            6631              408,126          13.b1
       (2) Interest-bearing....................................................            6636           19,283,111          13.b2
14. Federal funds purchased and securities sold under agreements
    to repurchase:                                                                         RCFD 2800       9,113,686          14
15. a. Demand notes issued to the U.S. Treasury................................            RCON 2840         120,599          15.a
    b. Trading Liabilities(from Sechedule RC-D)................................            RCFD 3548       6,797,927          15.b

16. Other borrowed money:                                                                  RCFD
                                                                                           ----
    a. With original maturity of one year or less..............................            2332            5,385,355          16.a
    b. With original  maturity of more than one year...........................            A547              327,126          16.b
    c. With  original  maturity  of more than three  years  ...................            A548              316,411          16.c

17. Not applicable
18. Bank's liability on acceptance executed and outstanding ...................            2920              269,516          18.
19. Subordinated notes and debentures..........................................            3200            2,400,000          19.
20. Other liabilities (from Schedule RC-G).....................................            2930            2,137,443          20.
21. Total liabilities (sum of items 13 through 20).............................            2948           69,083,440          21.
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus..............................            3838                  0            23.
24. Common stock...............................................................            3230              200,858          24.
25. Surplus (exclude all surplus related to preferred stock)...................            3839            3,201,435          25.
26. a. Undivided profits and capital reserves..................................            3632            1,695,446          26.a
    b. Net unrealized holding gains (losses) on available-for-sale
       securities..............................................................            8434                6,349          26.b
27. Cumulative foreign currency translation adjustments .......................            3284               13,378          27.
28. Total equity capital (sum of items 23 through 27)..........................            3210            5,117,466          28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28)......................................            3300           74,200,906          29.

Memorandum
To be reported only with the March Report of Condition.

1.   Indicate  in the box at the right the  number of the  statement  below that best describes the most comprehensive  level of auditing work performed for
     the bank by independent external auditors as of any date during 1996                         Number
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .RCFD 6724 . . .               N/A.       M1

1 =  Independent audit of the bank conducted in accordance                   4 =  Directors' examination of the bank performed by
     with generally accepted auditing standards by a certified                    other external auditors (may be required by state
     public accounting firm which submits a report on the bank                    chartering authority)
2 =  Independent audit of the bank's parent holding company                  5 =  Review of the bank's financial statements by
     conducted in accordance with generally accepted auditing                     external auditors
     standards by a certified public accounting firm which                   6 =  Compilation of the bank's financial statements by
     submits a report on the consolidated holding company                         external auditors
     (but not on the bank separately)                                        7 =  Other audit procedures (excluding tax preparation
3 =  Directors' examination of the bank conducted in                              work)
     accordance with generally accepted auditing standards                   8 =  No external audit work
     by a certified public accounting firm (may be required
     by state chartering authority)

-----------

(1) Includes  total demand  deposits  and  noninterest-bearing  time and savings deposits.